UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2010

THE MONARCH CEMENT COMPANY
(Exact name of registrant as specified in its charter)

Kansas	0-2757	48-0340590
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

P.O. BOX 1000,
HUMBOLDT, KANSAS  66748-0900
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (620) 473-2222

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement.

    On December 31, 2010, The Monarch Cement Company entered into the Ninth Amendment to the loan agreement with its current lender, Bank of Oklahoma, N.A., to, among other things, renew and modify the terms of Monarch's term loan and revolving line of credit. The Ninth Amendment adds a financial covenant that requires the Company to pledge its investment account to the Bank of Oklahoma, N.A. as collateral for the term loan and revolving line of credit. The proceeds of the sale of any assets held in the investment account will be paid to the Bank of Oklahoma, N.A. to be applied to the balance of the revolving line of credit then to the term loan, at the lender's discretion. Interest rates on the Company's line of credit remain variable and are based on the lender's national prime rate less 0.50% with a 3.50% interest rate minimum or floor. Interest rates on the Company's term loan remain variable and based on the lender's national prime rate less 0.75% with a 3.00% interest rate minimum or floor. Monarch's unsecured credit commitment consists of a $17.8 million term loan maturing December 31, 2014 and a $15.0 million line of credit maturing December 31, 2011. The Company owed $12.6 million on the term loan and $0 on the revolving line of credit as of December 31, 2010.

    The foregoing is a summary of the Ninth Amendment to the loan agreement and does not purport to be a complete summary of the Ninth Amendment or of the other loan agreement documents and is qualified in its entirety by reference to the full text of the following documents:

10.1       Loan agreement dated January 1, 2001, between the Bank of Oklahoma N.A. and The Monarch Cement Company. (Filed with the Company's Form 8-K filed on May 14, 2010 (File No. 0-2757) as Exhibit 10.1 and incorporated herein by reference.)

10.1(a)  First amendment to agreement dated January 1, 2001, between the Bank of Oklahoma N.A. and The Monarch Cement Company. (Filed with the Company's Form 8-K filed on May 14, 2010 (File No. 0-2757) as Exhibit 10.1(a) and incorporated herein by reference.)

10.1(b)  Second amendment to agreement dated January 1, 2001, between the Bank of Oklahoma N.A. and The Monarch Cement Company as amended by first amendment dated December 31, 2002. (Filed with the Company's Form 8-K filed on May 14, 2010 (File No. 0-2757) as Exhibit 10.1(b) and incorporated herein by reference.)

10.1(c)  Third amendment to agreement dated January 1, 2001, between the Bank of Oklahoma N.A. and The Monarch Cement Company as amended by first amendment dated December 31, 2002 and second amendment dated December 31, 2003. (Filed with the Company's Form 8-K filed on May 14, 2010 (File No. 0-2757) as Exhibit 10.1(c) and incorporated herein by reference.)

10.1(d)  Fourth amendment to agreement dated January 1, 2001, between the Bank of Oklahoma N.A. and The Monarch Cement Company as amended by first amendment dated December 31, 2002, second amendment dated December 31, 2003 and third amendment dated December 31, 2004. (Filed with the Company's Form 8-K filed on May 14, 2010 (File No. 0-2757) as Exhibit 10.1(d) and incorporated herein by reference.)

10.1(e)  Fifth amendment to agreement dated January 1, 2001, between the Bank of Oklahoma N.A. and The Monarch Cement Company as amended by first amendment dated December 31, 2002, second amendment dated December 31, 2003, third amendment dated December 31, 2004 and fourth amendment dated January 1, 2006. (Filed with the Company's Form 8-K filed on May 14, 2010 (File No. 0-2757) as Exhibit 10.1(e) and incorporated herein by reference.)

10.1(f)  Sixth amendment to agreement dated January 1, 2001, between the Bank of Oklahoma N.A. and The Monarch Cement Company as amended by first amendment dated December 31, 2002, second amendment dated December 31, 2003, third amendment dated December 31, 2004, fourth amendment dated January 1, 2006 and fifth amendment dated December 31, 2006. (Filed with the Company's Form 8-K filed on May 14, 2010 (File No. 0-2757) as Exhibit 10.1(f) and incorporated herein by reference.)

10.1(g)  Seventh amendment to agreement dated January 1, 2001, between the Bank of Oklahoma N.A. and The Monarch Cement Company as amended by first amendment dated December 31, 2002, second amendment dated December 31, 2003, third amendment dated December 31, 2004, fourth amendment dated January 1, 2006, fifth amendment dated December 31, 2006, and sixth amendment dated December 31, 2007. (Filed with the Company's Form 8-K filed on May 14, 2010 (File No. 0-2757) as Exhibit 10.1(g) and incorporated herein by reference.)

10.1(h)  Eighth amendment to agreement dated January 1, 2001 between the Bank of Oklahoma, N.A. and The Monarch Cement Company as amended by first amendment dated December 31, 2002, second amendment dated December 31, 2003, third amendment dated December 31, 2004, fourth amendment dated January 1, 2006, fifth amendment dated December 31, 2006, sixth amendment dated December 31, 2007, and seventh amendment dated December 31, 2008. (Filed with the Company's Form 8-K filed on May 14, 2010 (File No. 0-2757) as Exhibit 10.1(h) and incorporated herein by reference.)

10.1(i)  The Ninth amendment attached hereto.

Item 2.03       Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

    See the disclosures under Item 1.01, which are incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits.

(d)    Exhibits.

10.1
Loan agreement dated January 1, 2001, between the Bank of Oklahoma N.A. and The Monarch Cement Company. (Filed with the Company's Form 8-K filed on May 14, 2010 (File No. 0-2757) as Exhibit 10.1 and incorporated herein by reference.)

10.1(a)
First amendment to agreement dated January 1, 2001, between the Bank of Oklahoma N.A. and The Monarch Cement Company. (Filed with the Company's Form 8-K filed on May 14, 2010 (File No. 0-2757) as Exhibit 10.1(a) and incorporated herein by reference.)

10.1(b)
Second amendment to agreement dated January 1, 2001, between the Bank of Oklahoma N.A. and The Monarch Cement Company as amended by first amendment dated December 31, 2002. (Filed with the Company's Form 8-K filed on May 14, 2010 (File No. 0-2757) as Exhibit 10.1(b) and incorporated herein by reference.)

10.1(c)
Third amendment to agreement dated January 1, 2001, between the Bank of Oklahoma N.A. and The Monarch Cement Company as amended by first amendment dated December 31, 2002 and second amendment dated December 31, 2003. (Filed with the Company's Form 8-K filed on May 14, 2010 (File No. 0-2757) as Exhibit 10.1(c) and incorporated herein by reference.)

10.1(d)
Fourth amendment to agreement dated January 1, 2001, between the Bank of Oklahoma N.A. and The Monarch Cement Company as amended by first amendment dated December 31, 2002, second amendment dated December 31, 2003 and third amendment dated December 31, 2004. (Filed with the Company's Form 8-K filed on May 14, 2010 (File No. 0-2757) as Exhibit 10.1(d) and incorporated herein by reference.)

10.1(e)
Fifth amendment to agreement dated January 1, 2001, between the Bank of Oklahoma N.A. and The Monarch Cement Company as amended by first amendment dated December 31, 2002, second amendment dated December 31, 2003, third amendment dated December 31, 2004 and fourth amendment dated January 1, 2006. (Filed with the Company's Form 8-K filed on May 14, 2010 (File No. 0-2757) as Exhibit 10.1(e) and incorporated herein by reference.)

10.1(f)
Sixth amendment to agreement dated January 1, 2001, between the Bank of Oklahoma N.A. and The Monarch Cement Company as amended by first amendment dated December 31, 2002, second amendment dated December 31, 2003, third amendment dated December 31, 2004, fourth amendment dated January 1, 2006 and fifth amendment dated December 31, 2006. (Filed with the Company's Form 8-K filed on May 14, 2010 (File No. 0-2757) as Exhibit 10.1(f) and incorporated herein by reference.)

10.1(g)
Seventh amendment to agreement dated January 1, 2001, between the Bank of Oklahoma N.A. and The Monarch Cement Company as amended by first amendment dated December 31, 2002, second amendment dated December 31, 2003, third amendment dated December 31, 2004, fourth amendment dated January 1, 2006, fifth amendment dated December 31, 2006, and sixth amendment dated December 31, 2007. (Filed with the Company's Form 8-K filed on May 14, 2010 (File No. 0-2757) as Exhibit 10.1(g) and incorporated herein by reference.)

10.1(h)
Eighth amendment to agreement dated January 1, 2001 between the Bank of Oklahoma, N.A. and The Monarch Cement Company as amended by first amendment dated December 31, 2002, second amendment dated December 31, 2003, third amendment dated December 31, 2004, fourth amendment dated January 1, 2006, fifth amendment dated December 31, 2006, sixth amendment dated December 31, 2007, and seventh amendment dated December 31, 2008. (Filed with the Company's Form 8-K filed on May 14, 2010 (File No. 0-2757) as Exhibit 10.1(h) and incorporated herein by reference.)

10.1(i)
Ninth amendment to agreement dated January 1, 2001 between the Bank of Oklahoma, N.A. and The Monarch Cement Company as amended by first amendment dated December 31, 2002, second amendment dated December 31, 2003, third amendment dated December 31, 2004, fourth amendment dated January 1, 2006, fifth amendment dated December 31, 2006, sixth amendment dated December 31, 2007, seventh amendment dated December 31, 2008, and eigth amendment dated December 31, 2009.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MONARCH CEMENT COMPANY

Dated: January 5, 2011

By:  /s/ Debra P. Roe
Debra P. Roe, CPA
Chief Financial Officer and
Assistant Secretary-Treasurer
(principal financial officer and
principal accounting officer)